SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE
         14a-6(e)(2))
[X]  Definitive Proxy Statement [_] Definitive Additional Materials
[_]  Soliciting Material Pursuant to ss. 240.14a-12

                              CH ENERGY GROUP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:
     ---------------------------------------------------------------------------
     (5) Total fee paid:
     ---------------------------------------------------------------------------
[_]  Fee paid previously with preliminary materials.
[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
     ---------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:
     ---------------------------------------------------------------------------
     (3)  Filing Party:
     ---------------------------------------------------------------------------
     (4)  Date Filed:
     ---------------------------------------------------------------------------

                              CH ENERGY GROUP, INC.
                                284 SOUTH AVENUE
                        POUGHKEEPSIE, NEW YORK 12601-4879

                                                                   March 3, 2003

To the Holders of Common Stock:

     I am pleased to invite you to the Annual Meeting of Shareholders of CH Energy Group, Inc. (the "Corporation").

     The Annual Meeting of Shareholders will be held at the Corporation's office in Poughkeepsie, NY on Tuesday, April 1, 2003 at 10:30 AM. A Notice of the Annual Meeting and Proxy Statement are attached.

     We request that you sign, date and mail the enclosed proxy card promptly. Prompt return of your voted proxy will reduce the cost of further mailings. As an alternative to returning your proxy card by mail, you can also vote your shares by proxy by calling the toll-free number on your proxy card or over the Internet at the address identified on your proxy card. Both methods of voting are available 24 hours a day, seven days a week and will be accessible until 12:01 AM on March 25, 2003. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting.

     The response from our shareholders in the past to this annual proxy statement has been outstanding, and this year we are once again looking forward to receiving your proxy.

     You are cordially invited to attend the Annual Meeting in person. It is always a pleasure for me and the other members of the Board of Directors to meet with our shareholders. We look forward to greeting as many of you as possible at the meeting.

                                                Paul J. Ganci

                                                CHAIRMAN OF THE BOARD, PRESIDENT
                                                AND CHIEF EXECUTIVE OFFICER

                              CH ENERGY GROUP, INC.

                                284 SOUTH AVENUE
                           POUGHKEEPSIE, NY 12601-4879

                    ----------------------------------------
                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                    ----------------------------------------

To the Holders of Common Stock:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Shareholders of CH Energy Group, Inc. will be held:

TIME .............  10:30 a.m. on Tuesday, April 1, 2003

PLACE ............  Office of the Corporation
                    284 South Avenue
                    Poughkeepsie, NY 12601

ITEMS OF BUSINESS   (1) To elect three Directors whose terms expire in April
                        2006; and

                    (2) To act upon any other matters that may properly come
                        before the meeting.

RECORD  DATE .....  Holders of Record of Common Shares on the close of business on February 24, 2003 are entitled to vote at the meeting.

ANNUAL REPORT ....  The Annual Report to Shareholders, as combined with the
                    Corporation's Form 10-K Annual Report to the Securities and Exchange Commission, is enclosed.

PROXY VOTING .....  It is important that your shares be represented and voted at the Meeting. Please MARK, SIGN, DATE AND RETURN PROMPTLY the enclosed proxy card in the postage-paid envelope furnished for that purpose. As an alternative to returning your proxy card by mail, you can also vote your shares by proxy by calling the toll-free number on your proxy card or over the Internet at the address identified on your proxy card. Both Internet and telephone voting are available 24 hours a day, seven days a week, and will be accessible until 12:01 AM on March 25, 2003. You may revoke your voted proxy at any time prior to the meeting or vote in person if you attend the meeting. Any proxy may be revoked in the manner described in the accompanying Proxy Statement at any time prior to its exercise at the meeting.

                                             By Order of the Board of Directors,

                                                             CORPORATE SECRETARY

March 3, 2003

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
PROXY STATEMENT ...........................................................   1

PROPOSAL NO. 1--ELECTION OF DIRECTORS .....................................   3

BOARD OF DIRECTORS AND COMMITTEES .........................................   6

REPORT OF THE COMPENSATION COMMITTEE ON

EXECUTIVE COMPENSATION ....................................................   9

EXECUTIVE COMPENSATION ....................................................  10

REPORT OF THE AUDIT COMMITTEE .............................................  14

PERFORMANCE GRAPH .........................................................  16

                                 PROXY STATEMENT

     The enclosed proxy is being solicited by the Board of Directors of CH Energy Group, Inc. (the "Corporation") for use in connection with its Annual Meeting of Shareholders to be held on April 1, 2003. This proxy statement and enclosed proxy are being sent to the Corporation's shareholders on or about March 3, 2003. The mailing address of the principal executive office of the Corporation is 284 South Avenue, Poughkeepsie, NY 12601-4879.

     The  Corporation  is the  holding  company  parent of Central  Hudson Gas &
Electric   Corporation   ("Central   Hudson")  and  Central  Hudson  Enterprises
Corporation ("CHEC"), and their respective subsidiaries.

SHAREHOLDERS ENTITLED TO VOTE

     The record of shareholders entitled to notice of, and to vote at, the Annual Meeting was taken at the close of business on February 24, 2003. At that date, there were 16,040,550 shares of Common Stock ($0.10 par value) of the Corporation ("Common Stock") outstanding. Each share of Common Stock is entitled to one vote. No other class of securities is entitled to vote at this meeting.

PROXIES

HOW YOU CAN VOTE

     Shareholders  of record can give a proxy to be voted at the meeting  either
(i) over the telephone by calling the toll-free number identified on the proxy card, (ii) electronically, using the Internet, or (iii) by mailing in the enclosed proxy card. Shareholders who hold their shares in "street name" must vote their shares in the manner prescribed by their brokers.

     The telephone and Internet voting procedures have been set up for shareholder convenience and have been designed to authenticate shareholder identity, to allow shareholders to give voting instructions, and to confirm that those instructions have been recorded properly. If shareholders of record would like to vote by proxy by telephone or by using the Internet, please refer to the specific instructions set forth on the enclosed proxy card. If shareholders wish to vote using a paper format and return their signed proxy before the Annual Meeting, their shares will be voted as directed.

     Whether shareholders choose to vote by telephone, over the Internet or by mail, they can specify whether their shares should be voted for the Board of Directors' nominees for Director, as shown on the proxy card.

     IF SHAREHOLDERS DO NOT SPECIFY ON THEIR PROXY CARD (OR WHEN GIVING THEIR PROXY BY TELEPHONE OR OVER THE INTERNET) HOW THEY WANT TO VOTE THEIR SHARES, IT IS THE INTENTION OF THE PERSONS NAMED ON THE PROXY FORM TO VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AS SET FORTH UNDER "PROPOSAL NO. 1 - ELECTION OF DIRECTORS" HEREIN. ABSTENTIONS AND BROKER NON-VOTES ARE VOTED NEITHER "FOR" NOR "AGAINST" AND HAVE NO EFFECT ON THE VOTE BUT ARE COUNTED IN THE DETERMINATION OF A QUORUM.

REVOCATION OF PROXIES

     Shareholders can revoke their proxy at any time before it is exercised in any of three ways:

     (a)  by submitting written notice of revocation to the Corporate Secretary;

     (b) by submitting another proxy by telephone, over the Internet, or by mail that is later dated and (if by mail) that is properly signed; or

     (c)  by voting in person at the meeting.

COST OF PROXY SOLICITATION

     The cost of preparing, printing, and mailing the notice of meeting, proxy statement, proxy, and annual report will be borne by the Corporation. Proxy solicitation other than by use of the mail may be made by regular employees of the Corporation by telephone and personal solicitation. Banks, brokerage houses, custodians, nominees, and fiduciaries are requested to forward soliciting material to their principal(s) and to obtain authorization for the execution of proxies, and may be reimbursed for their out-of-pocket expenses incurred in that connection. In addition, the Corporation has retained D.F. King & Co., Inc. of New York, NY, a proxy solicitation organization, to assist in the solicitation of proxies. The fee of such organization in connection therewith is estimated to be $7,000, plus reasonable out-of-pocket expenses.

SHAREHOLDER COMMUNICATIONS

     Highlights   of  the  2003  Annual   Meeting   will  be  published  on  the
Corporation's Internet site (www.chenergygroup.com) and in the Corporation's August 1, 2003 Report to Shareholders.

     Shareholders' comments related to any aspect of the Corporation's business are welcome. Space for comments is provided on the proxy card given to shareholders of record. Shareholders may submit comments to the Corporation in care of the Corporate Secretary. Although comments are not answered on an individual basis, they do assist the Directors and Management in addressing the needs of shareholders.

SHAREHOLDER PROPOSALS

     A  shareholder  who  would  like  to  have  a  proposal   included  in  the
Corporation's 2004 Proxy Statement must submit the proposal so that the Corporate Secretary receives it no later than November 3, 2003. The Rules of the Securities and Exchange Commission contain procedures governing shareholder proposals that may be included in a proxy statement. In addition, the Corporation's By-laws must be followed. The By-laws require any shareholder wishing to make a nomination for Director or to introduce a proposal or other business at the Corporation's 2004 Annual Meeting of Shareholders to give the Corporation advance written notice thereof no earlier than January 1, 2004 and no later than February 1, 2004.

     A copy of the Corporation's By-laws may be obtained by writing to the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, NY 12601-4879.

                 CURRENT DIRECTORS, CLASSES AND TERMS OF OFFICE

     The Corporation's Restated Certificate of Incorporation and By-laws require that the Board of Directors be divided into three classes as nearly equal in number as possible with staggered terms so that, at each Annual Meeting of Shareholders, one class of Directors will stand for election to a three year term. The Directors currently in classes and their respective terms of office expire as of the Annual Meeting of the years shown below:

                                 CLASS I - 2004
                                 --------------
                             Edward F. X. Gallagher
                                 Steven V. Lant

                                 CLASS II - 2005
                                 ---------------
                                Steven M. Fetter
                                Stanley J. Grubel

                                CLASS III - 2003
                                ----------------
                                   Jack Effron
                                Heinz K. Fridrich
                                  Paul J. Ganci

     On November 21, 2002, the Board of Directors increased the number of directors by one to a total of eight, and elected E. Michel Kruse as a Director. Mr. Kruse, as a Director appointed by the Board, serves without a class designation until this Annual Meeting of Shareholders. If elected, Mr. Kruse will be a Class III director with a term expiring at the Annual Meeting of Shareholders in 2006.

     Jack Effron, a member of the Board of Directors since 1986, will not be standing for re-election in Class III. The number of Directors will be reduced to seven as of this Annual Meeting.

     Three Class III Directors are to be elected by a plurality of the votes cast at this Annual Meeting by the holders of shares entitled to vote.

     The nominees for these Directorship positions are set forth in Proposal No. 1 below. Although the Board of Directors does not contemplate that the nominees will be unable to serve, should such a situation arise prior to the meeting, the proxies will be voted in accordance with the best judgment of the persons acting thereunder.

                     PROPOSAL NO. 1 - ELECTION OF DIRECTORS

     At this Annual Meeting, the Board of Directors proposes, and recommends a vote in favor thereof, the following nominees to be elected to the Board of Directors, their terms to expire at the Annual Meeting in the year noted below or until a successor is elected and qualified:

                                CLASS III - 2006
                                ----------------
                                Heinz K. Fridrich
                                  Paul J. Ganci
                                 E. Michel Kruse

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 1.

NOMINEES AND OTHER DIRECTORS

     The following table sets forth the name and age of each nominee and each Director of the Corporation whose term of office continues after the Annual Meeting, the principal occupation of each during the past five years, business experience during the past five years, and the period during which each has served as a Director of the Corporation. Each nominee is currently serving as a Director of the Corporation.

                              PRINCIPAL OCCUPATION OR EMPLOYMENT                                   PERIOD OF
                              AND POSITIONS AND OFFICES WITH THE       BUSINESS EXPERIENCE        SERVICE AS
NAME AND AGE                            CORPORATION(1)              DURING PAST FIVE YEARS(1)   DIRECTOR BEGAN
-----------                   ----------------------------------    -------------------------   --------------
                              NOMINEES FOR ELECTION AS CLASS III DIRECTORS SERVING FOR A TERM EXPIRING IN 2006
                              --------------------------------------------------------------------------------
Heinz K. Fridrich ........... Industry Professor, University of      Present Positions              1999,
   69                            Florida at Gainesville; Vice                                     served as
                                 Chairman of the Board, and                                       a Director
[PHOTO OMITTED]                  Chairman of Audit Committee of                                   of Central
                                 the Corporation; Director, Solectron                               Hudson
                                 Corp., CA; Director, Veeco                                       beginning
                                 Instruments, NY                                                    1988(2)
                                          Fernandina Beach, FL

Paul J. Ganci ............... Chairman of the Board,                 Present position since         1999,
   64                            President and Chief Executive         May 2002;                  served as
                                 Officer of the Corporation            Chairman of the Board      a Director
[PHOTO OMITTED]                           Poughkeepsie, NY             and Chief Executive        of Central
                                                                       Officer of the               Hudson
                                                                       Corporation, 1998 -        beginning
                                                                       2002; President and           1989
                                                                       Chief Operating Officer
                                                                       of the Corporation,
                                                                       1993-1998

E. Michel Kruse ............. Retired                                Chairman and Senior             2002
   58                                     Greenwich, CT                Advisor - Financial
                                                                       Institutions Group of
[PHOTO OMITTED]                                                        UBS Warburg, 2000-
                                                                       2002; Chief Executive -
                                                                       BHF - Bank AG,
                                                                       Frankfurt, Germany,
                                                                       1997-1999; Chief
                                                                       Financial Officer and
                                                                       Vice Chairman of the
                                                                       Board - The Chase
                                                                       Manhattan Corporation,
                                                                       1992-1996

                              PRINCIPAL OCCUPATION OR EMPLOYMENT                                   PERIOD OF
                              AND POSITIONS AND OFFICES WITH THE       BUSINESS EXPERIENCE        SERVICE AS
NAME AND AGE                            CORPORATION(1)              DURING PAST FIVE YEARS(1)   DIRECTOR BEGAN
-----------                   ----------------------------------    -------------------------   --------------
                              INCUMBENT CLASS I DIRECTORS SERVING FOR A TERM EXPIRING IN 2004
                              --------------------------------------------------------------------------------
Edward F. X. Gallagher ...... Chairman of Gallagher                  Present Position               1999,
   69                            Transportation Services                                          served as
                                          Newburgh, NY                                            a Director
[PHOTO OMITTED]                                                                                   of Central
                                                                                                    Hudson
                                                                                                 beginning in
                                                                                                    1984(2)

Steven V. Lant .............. Chief Operating Officer and            Present position;               2002
   46                            Chief Financial Officer of the        except Chief Financial
                                 Corporation; Chief Financial          Officer of the
[PHOTO OMITTED]                  Officer of Central Hudson;            Corporation, Central
                                 President, Chief Operating            Hudson and Central
                                 Officer and Chief Financial           Hudson Energy
                                 Officer of CHEC; Director of the      Services ("CH
                                 Corporation, Central Hudson           Services"), 2001-
                                 and CHEC                              2002; Chief Financial
                                          Poughkeepsie, NY             Officer and Treasurer
                                                                       of the Corporation,
                                                                       Central Hudson and
                                                                       CH Services, 1999-
                                                                       2001; Chief Financial
                                                                       Officer, Treasurer and
                                                                       Corporate Secretary of
                                                                       Central Hudson,
                                                                       1998-1999

                              INCUMBENT CLASS II DIRECTORS SERVING FOR A TERM EXPIRING IN 2005
                              ----------------------------------------------------------------

Steven M. Fetter ............ President, Regulation                  Present position since          2002
   51                            UnFettered;                           April 2002; Group
                                 Board member, National                Head and Managing
[PHOTO OMITTED]                  Regulatory Research Institute (at     Director, Global Power
                                 Ohio State University), Keystone      Group, FitchRatings,
                                 Center Energy Program,                1998-2002; Chairman
                                 Regulatory Information                and Commissioner of
                                 Technology Consortium                 the Michigan Public
                                          Fair Haven, NJ               Service Commission,
                                                                       1987-1993; Acting
                                                                       Associate Deputy
                                                                       Under Secretary of
                                                                       Labor, U.S. Department
                                                                       of Labor, 1987

                              PRINCIPAL OCCUPATION OR EMPLOYMENT                                   PERIOD OF
                              AND POSITIONS AND OFFICES WITH THE       BUSINESS EXPERIENCE        SERVICE AS
NAME AND AGE                            CORPORATION(1)              DURING PAST FIVE YEARS(1)   DIRECTOR BEGAN
-----------                   ----------------------------------    -------------------------   --------------
Stanley J. Grubel ........... Consultant;                            Present position since         1999,
   60                            Director, Asyst Technologies,         December 2001; Vice        served as
                                 Inc., CA                              President and General      a Director
[PHOTO OMITTED]                           White Plains, NY             Manager, Philips           of Central
                                                                       Semiconductor                Hudson
                                                                       Manufacturing, Inc.,       beginning
                                                                       2000-2001; Chairman         in May,
                                                                       of the Board and Chief       1999(2)
                                                                       Executive Officer,
                                                                       MiCRUS, 1995-2000

---------------
(1)  Based on information furnished to the Corporation as of December 31, 2002.

(2)  Resigned as a Central Hudson Director, effective December 15, 1999.

                        BOARD OF DIRECTORS AND COMMITTEES

MEETINGS AND ATTENDANCE

     During 2002 there were nine meetings of the Board of Directors.

     All Directors attended all of the Board meetings and meetings of Committees of the Board on which they served.

     The five standing Committees of the Board of Directors are the Audit Committee, the Compensation and Succession Committee ("Compensation Committee"), the Executive Committee, the Finance Committee and the Business Development Committee. The Reports of the Audit Committee and the Compensation Committee are set forth below.

COMPENSATION OF DIRECTORS AND OFFICERS OF THE BOARD

     Each non-employee member of the Corporation's Board of Directors ("Outside Director") (Messrs. Ganci and Lant are employee-Directors) receives an annual retainer of $20,000 and $1,000 for attendance at each meeting of the Board and each meeting of any Committee of the Board of which the Director is a member or an invitee. Mr. Fridrich also receives an annual retainer in the amount of $5,000 for his role as Vice Chairman of the Board and $5,000 for his role as Chairman of the Audit Committee. Mr. Grubel receives an annual retainer of $5,000 for his role as Chairman of the Business Development Committee. Mr. Gallagher receives an annual retainer of $5,000 for his role as Chairman of the Finance Committee. The annual retainer of $5,000 for the Chairmanship of the Compensation and Succession Committee was prorated between Mr. Effron, who served as Chairman of such Committee until June 28, 2002, and Mr. Fetter, upon his appointment as Chairman effective June 28, 2002. On January 1, 2002, each Outside Director received $9,000 in lieu of a grant of stock options.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table lists the number of shares of equity securities of the Corporation beneficially owned by each of the Directors, each executive officer listed in the table under the caption "Executive Compensation," by beneficial owners of more than 5% of the Corporation's Common Stock and by all Directors and executive officers of the Corporation and its subsidiary companies as a group:

                                                      NO. OF         % OF THE
                                                  SHARES OF THE    CORPORATION'S
                                                  CORPORATION'S       COMMON
NAME                                             COMMON STOCK(1)      STOCK(2)
-----                                            ---------------   -------------
Jack Effron ...................................       8,083        Less than 1%
Heinz K. Fridrich .............................       7,233        Less than 1%
Steven M. Fetter ..............................         202        Less than 1%
Edward F. X. Gallagher ........................       6,685        Less than 1%
Paul J. Ganci .................................      24,726        Less than 1%
Stanley J. Grubel .............................       4,470        Less than 1%
Steven V. Lant ................................       6,092        Less than 1%
E. Michel Kruse ...............................           0              --
Carl E. Meyer .................................       7,260        Less than 1%
Allan R. Page .................................       8,329        Less than 1%
Joseph J. DeVirgilio, Jr ......................       3,941        Less than 1%
Arthur R. Upright .............................       3,905        Less than 1%
Gabelli Asset Management Inc. (5) .............   1,495,150            9.24%
All Directors and Executive Officers
  as a Group (22) Persons .....................      91,093        Less than 1%

---------------
(1) Based on information furnished to the Corporation by the Directors and executive officers of the Corporation as of December 31, 2002 (excludes shares of the Corporation's Common Stock underlying stock options granted).

(2) The percentage ownership calculation for each owner has been made on the basis of the amount of outstanding shares of the Corporation's Common Stock as of the record date.

(3) As a former employee of FitchRatings, Mr. Fetter was prohibited under FitchRatings' internal policy from owning any shares of common stock of the companies rated by FitchRatings, including those of the Corporation.

(4) Includes 3,404 shares owned by the spouse of Mr. Ganci. The shares owned by Mrs. Ganci are considered to be beneficially owned by Mr. Ganci only for the purpose of this Proxy Statement and he disclaims any beneficial interest in these shares for all other purposes.

(5) Based upon a Schedule 13 D/A filed with the Securities and Exchange Commission on December 2, 2002 by Gabelli Asset Management Inc. on behalf of: Gabelli Funds, LLC, GAMCO Investors, Inc., MJG Associates, Inc., Gabelli & Co. Inc. Profit Sharing Plan, Gabelli Foundation, Inc., and Gabelli Group Capital Partners, Inc. As reported on said Schedule 13 D/A, as of September 30, 2002, the Corporation's securities are beneficially owned as follows: Gabelli Funds--369,400 (2.28%), GAMCO--1,116,250 (6.90%),
     Gabelli Foundation, Inc.--6,000 (0.04%), Gabelli & Co. Inc. Profit Sharing Plan--2,000 (0.01%), MJG Associates--1,500 (0.01%). GAMCO does noT have the authority to vote 51,800 of the reported shares. The principal business address for each of the foregoing, other than MJG Associates and Gabelli Foundation, Inc., is One Corporate Center, Rye, NY 10580. The principal business address for MJG Associates is 8 Sound Shore Dr., Greenwich, CT 06830. The principal business address for Gabelli Foundation, Inc. is 165 West Liberty Street, Reno, NV 89501.

STOCK PLAN FOR OUTSIDE DIRECTORS

     The Corporation's Stock Plan for Outside Directors ("Stock Plan") provides that at least a portion of compensation of the outside Directors of the Corporation be made in the form of the Corporation's Common Stock.

     The Stock Plan provides that each Outside Director receives 50 shares of the Corporation's Common Stock for each full quarter of each year of service as an Outside Director. The shares are awarded on a quarterly basis.

When an Outside Director ceases to be a Director for any reason (other than for cause), that Director will continue to receive shares of Common Stock on a quarterly basis for each full quarter of past service (25 shares for each completed service quarter prior to April 26, 2002, and 50 shares for each completed service quarter thereafter). Service as a Director of Central Hudson is included for calculation purposes in the Stock Plan. No distribution will be made to a Director's estate under the Stock Plan after that Director's death.

LONG-TERM PERFORMANCE-BASED INCENTIVE PLAN

     The Corporation's Long-Term Performance-Based Incentive Plan, approved by shareholders at the 2000 Annual Meeting of Shareholders and subsequently amended, became effective January 1, 2000 (as amended, the "Incentive Plan"). The purposes of the Incentive Plan are to provide key executives with long-term compensation incentives that are tied to performance and to create increased shareholder value, and for Outside Directors, to provide additional equity compensation.

     The Incentive Plan provides, in part, that (a) non-qualified stock options covering 3,000 shares be granted to each Outside Director as of January 1, 2001;
(b) 1,000 non-qualified stock options, exercisable on and after the date of grant with a term of ten years, be granted to Outside Directors of the Corporation on January 1 of each year, upon authorization of the Compensation Committee; (c) the price of such stock options be the Fair Market Value of the Corporation's Common Stock on the date of the grant. No stock options were granted to Outside Directors under the Incentive Plan in 2002.

                    THE COMPENSATION AND SUCCESSION COMMITTEE

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation and Succession Committee (the "Compensation Committee") are Steven M. Fetter (Chairman), Jack Effron and Stanley J. Grubel. The Compensation Committee had eight meetings in 2002. The Compensation Committee (a) considers and recommends to the Board of Directors the compensation of (i) Directors and officers of the Board of Directors, (ii) the Chairman of the Board, President and Chief Executive Officer (and special terms, if any, of employment) and of the Chief Operating Officer and Chief Financial Officer, (iii) the senior executive officers of the Corporation, and (b) reviews recommendations on compensation for other officers of the Corporation and its subsidiary companies. Annual salary determinations by the Board of Directors become effective as of the Annual Meeting of Shareholders of each year and continue until the following Annual Meeting. Further, the Compensation Committee reviews the candidates for appointment by the Board of Directors as officers of the Corporation and its subsidiary companies.

     The Compensation Committee is also charged with considering and receiving proposed nominees by shareholders for election to the Board of Directors, reviewing and comparing the qualifications of those nominees with other potential nominees, and recommending to the Board of Directors the candidates to be nominated for election to the Board of Directors. Any shareholder desiring to submit the name of a nominee should send it, together with a statement of the candidate's qualifications, to the Compensation Committee, c/o the Corporate Secretary, CH Energy Group, Inc., 284 South Avenue, Poughkeepsie, NY 12601-4879.

     No Compensation Committee interlock relationships existed in 2002 for the Corporation or its subsidiary companies.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

     The following disclosure is made over the name of each member of the Compensation Committee, on the date hereof, and shall be considered a report of the Compensation Committee:

     It is the objective of the Compensation Committee to develop an executive compensation program that will attract, retain and motivate directors and executive officers to create long-term shareholder value. For executives, the design of the executive compensation program incorporates base salary, annual short-term incentives, long-term incentives, and retirement benefits which, in aggregate, result in total remuneration that is compensation that is close to the median from comparably-sized electric and natural gas utilities and energy services companies in the United States.

     Specific   annual   short-term   incentives  are  developed   which  reward
achievement of that year's business plan goals that are consistent with the strategy of the Corporation to create shareholder value.

     Long-term incentives may include two components:

     (1) Stock options, the value of which are directly tied to the long-term increase in the market value of the Corporation's Common Stock; and

     (2) Performance shares, the number and value of which are directly tied to the total return of the Corporation's Common Stock relative to an industry index.

     The compensation of individual executives is determined by evaluating the contribution of each executive to achievement of the Corporation's business plan and the responsibility level of the executive's position. The Compensation Committee also reviews executive succession plans in the determination of executive compensation. In addition, the Compensation Committee reviews and evaluates the performance of Mr. Ganci, based on the degree to which he (i) meets the criteria set forth in his position description and (ii) accomplishes the Corporation's strategic goals and objectives for which he was responsible.

     For Directors, total compensation is also tied to the median practice of comparable companies. Total compensation for a Director of the Corporation consists of retainers and Board and Committee meeting fees, payable in cash and equity compensation, as described herein.

SECTION 162(M) OF THE INTERNAL REVENUE CODE ("CODE")

     The Compensation Committee and the Board of Directors have considered the federal income tax deduction limitations established under Section 162(m) of the Code, which provide that, unless an appropriate exemption applies, a tax deduction for the Corporation for remuneration of any officer named in the caption "Executive Compensation" will not be allowed to the extent this remuneration in any taxable year exceeds $1 million. To the extent Code section 162(m) would limit the Corporation's federal income tax deductions, the Compensation Committee intends to qualify the performance-based compensation of the executive officers for full deductibility whenever possible and consistent with the goals of the Compensation Committee's policies.

                                                      Steven M. Fetter, Chairman
                                                      Jack Effron
                                                      Stanley J. Grubel

                             EXECUTIVE COMPENSATION

     The Summary Compensation Table set forth below includes compensation information with respect to the Chairman of the Board, President and Chief Executive Officer of the Corporation and the Corporation's named executive officers. The "named executive officers" include the Chief Executive Officer, the other four most highly compensated executive officers whose salary and any bonus in 2002 exceeded $100,000 for services rendered to the Corporation and its subsidiary companies, and one individual who would otherwise have been included as a named executive officer except for his retirement in 2002:

SUMMARY COMPENSATION TABLE

                                                                              LONG-TERM
                                                                             COMPENSATION
                                                   ANNUAL                    ------------
                                                COMPANSATION           SECURITIES
                                                ------------           UNDERLYING        LTIP          ALLOTHER
NAME AND PRINCIPAL POSITION(S)    YEAR     SALARY(1)        BONUS       OPTIONS(2)    PAYOUTS ($)   COMPENSATION(3)
------------------------------    ----     ---------        -----      -----------    ----------   ---------------
PAUL J. GANCI, Chairman           2002      $440,667       $ 60,000           0                          $5,500
of the Board, President and       2001      $415,000       $172,500       8,900                          $5,250
Chief Executive Officer of        2000      $393,666       $ 15,583(4)    8,900                          $5,250
the Corporation, Chairman
of the Board and Chief
Executive Officer of
Central Hudson and of CHEC

STEVEN V. LANT, Chief Operating   2002      $283,583       $ 35,547           0                          $5,500
Officer and Chief Financial       2001      $203,500       $ 53,650       3,600                          $5,250
Officer of the Corporation,       2000      $165,500       $      0       3,600                          $5,250
Chief Financial Officer of
Central Hudson, and President,
Chief Operating Officer and
Chief Financial Officer of CHEC

CARL E. MEYER, Executive Vice     2002      $266,889       $ 35,156           0                          $5,500
President of the Corporation and  2001      $257,500       $ 73,750       3,600                          $5,250
President and Chief Operating     2000      $255,000       $  8,333(4)    3,600                          $5,250
Officer of Central Hudson

JOSEPH J. DEVIRGILIO, JR.,        2002      $195,733       $ 38,700           0                          $5,500
Senior Vice President of the      2001      $186,163       $ 49,500       2,200                          $5,250
Corporation and of Central        2000      $184,264       $      0       2,200                          $5,250
Hudson, Executive Vice
President of CHEC

ARTHUR R. UPRIGHT,                2002      $190,644       $ 26,488           0                          $5,500
Senior Vice President of the      2001      $176,516       $ 50,560       2,200                          $5,250
Corporation and of                2000      $161,417       $      0       2,200                          $5,250
Central Hudson

ALLAN R. PAGE, former             2002      $154,583       $ 27,344           0         $63,537        $235,500
President of the Corporation      2001      $261,250       $ 70,800       3,600                          $5,250
and President and Chief           2000      $261,212       $      0       3,600                          $5,250
Operating Officer of
CH Services(5)

---------------
(1) This base salary amount includes amounts deferred under (i) Central Hudson's Flexible Benefits Plan, which Plan is established pursuant to
     Section 125 of the Code, which permits those electing to participate to defer salary, within specified limits, to be applied to qualified medical and/or child care benefit payments, (ii) Central Hudson's Savings Incentive Plan ("SIP"), a "defined contribution" plan which meets the requirements of the

     Code,including Code Section 401(k), which, among other things, permits, within limits, participants to tax defer base salary, and, within limits, provides for Central Hudson contributions to participants, and (iii) the Corporation's Directors and Executives Deferred Compensation Plan (more fully described herein under the sub-caption "Directors and Executives Deferred Compensation Plan").

(2) Indicates number of shares of the Corporation's Common Stock underlying stock options.

(3) These are amounts contributed by Central Hudson for the benefit of the named individual under the SIP.

(4) Compensation paid for years of service prior to 2000 pursuant to the terms of Central Hudson's Executive Incentive Plan, which Plan was terminated, effective January 1, 2000.

(5) Mr. Page was President of the Corporation and President and Chief Operating Officer of CH Services and retired on August 1, 2002. The amounts shown in columns (c) and (d) reflect compensation as of August 1, 2002. Column (h) includes payments for performance shares granted in 2000 and 2001, prorated for Mr. Page's retirement in 2002, upon the Corporation's attainment of industry goals. Column (i) consists of other payments to Mr. Page in connection with his retirement.

     The Corporation did not grant stock options or performance shares in 2002.

              AGGREGATED STOCK OPTION EXERCISES IN FISCAL YEAR 2002

     The following table sets forth information concerning the exercise of stock options by the Corporation's named executive officers during the last fiscal year and the value of unexercised options on an aggregated basis.

                                                                    NUMBER OF
                                                                      SHARES
                                                                    UNDERLYING          VALUE OF
                                                                   UNEXERCISED     UNEXERCISED IN THE
                                   NUMBER OF                        OPTIONS AT      MONEY OPTIONS AT
                                     SHARES                      FISCAL YEAR END    FISCAL YEAR END
                                    ACQUIRED
                                       ON                          EXERCISABLE/       EXERCISABLE/
    NAME                            EXERCISE    VALUE REALIZED     UNEXERCISABLE      UNEXERCISABLE
    ----                           ---------    --------------   ---------------   ------------------
Paul J. Ganci ...................      --               --         17,800/10,200       52,296/101,318
Steven V. Lant ..................      --               --           7,200/4,400        21,154/40,982
Carl E. Meyer ...................      --               --           7,200/3,600        21,154/40,982
Arthur R. Upright ...............      --               --           4,400/2,000        12,927/25,045
Allan R. Page ...................      --          $52,344               3,600/0              0/9,252
Joseph J. DeVirgilio, Jr. .......      --               --           4,400/2,000        12,927/25,045

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information concerning the Corporation's compensation plans (including individual compensation arrangements) under which equity securities of the Corporation are authorized for issuance.

                                      NUMBER OF SECURITIES TO    WEIGHTED AVERAGE
                                      BE ISSUED UPON EXERCISE    EXERCISE PRICE OF       NUMBER OF SECURITIES
                                      OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,   REMAINING AVAILABLE FOR
   PLAN CATEGORY                         WARRANTS AND RIGHTS     WARRANTS AND RIGHTS       FUTURE ISSUANCE
   -------------                      -----------------------   --------------------   -----------------------
Equity compensation plans approved
  by security holders                         84,200(1)                $40.22                399,343(2)
Equity compensation plans not
  approved by security holders                    --(3)
Total                                         84,200                   $40.22                399,343

---------------

(1)  This   includes   only   stock   options   granted   under  the   Long-Term
     Performance-Based  Incentive  Plan.

(2) This excludes 11,020 performance shares granted, 1,837 performance shares awarded and 3,600 stock options exercised in 2002 under the Long-Term Performance-Based Incentive Plan.

(3) The Corporation also has an equity compensation plan described herein under the caption "Stock Plan for Outside Directors." No options, warrants or rights are granted under this plan. See description above for further details.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires the Corporation's officers and Directors and persons who own more than ten percent (10%) of a registered class of the Corporation's equity securities ("Reporting Persons") to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC") and the New York Stock Exchange. These Reporting Persons are required by SEC regulations to furnish the Corporation with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these forms furnished to the Corporation and written representations from the Corporation's officers and Directors, all of the Reporting Persons made all requisite filings on a timely basis in 2002 with respect to shares of the Corporation, with the exception of Mr. Kruse in filing his Initial Statement of Beneficial Ownership (which disclosed no ownership or transactions), which filing has since been made.

PENSIONS/DEFERRED COMPENSATION PLANS

DIRECTORS AND EXECUTIVES DEFERRED COMPENSATION PLAN

     The Directors and Executives Deferred Compensation Plan ("Deferred Plan") applies to Directors, officers and other executives of the Corporation and of its subsidiary companies. It permits the participants to elect to defer all or part of their compensation for services rendered to the Corporation and/or its subsidiary companies. Under the Deferred Plan, compensation is defined to include (a) base salary, (b) certain bonuses, and (c) payments for (i) the Supplementary Retirement Plan described herein, (ii) Change of Control agreements described herein, (iii) Directors' fees for services rendered as a member of the Board of Directors and any Committee of the Board, (iv) services rendered as an officer of the Board of Directors, (v) services rendered as an officer of the Corporation or its subsidiary companies, and (vi) for any other services rendered individually by agreement with the Corporation or its subsidiary companies. The Corporation can make discretionary contributions to the Deferred Plan. Compensation deferred in accordance with the Deferred Plan is paid to Directors and officers (adjusted to reflect investment earnings and losses) at the time the Director or officer ceases being a member of the Board of Directors or an officer of the Corporation or its subsidiary companies, or prior to such time under certain circumstances, either in a lump sum or over a period of time depending on the circumstances of cessation and/or distribution elections.

CENTRAL HUDSON RETIREMENT INCOME PLAN

     The Retirement Income Plan of Central Hudson Gas & Electric Corporation (the "Retirement Plan") is a "defined benefit" plan which is intended to meet the requirements of the Code and generally provides benefits to all employees of Central Hudson and those subsidiary companies that have adopted the Retirement Plan, including the named executive officers.

     There are several components to the benefit provided under the Retirement Plan. First, the Retirement Plan provides retirement benefits generally related to a participant's annual base salary for each year of eligible employment. These benefits depend upon length of service, age at retirement, and eligible earnings during years of participation in the Retirement Plan and any predecessor plans. This portion of a participant's benefit is determined based on the accumulation over that participant's career of a percentage of each year's eligible earnings. For periods on and after October 1, 1989, the percentage is 2% of eligible earnings, except that for years in which the participant is over 50 years of age, the percentage is increased to 2.5%. Second, the Retirement Plan provides a benefit for service prior to October 1, 2001 based on a percentage of a participant's average earnings at October 1, 2001 (being 50% of each of the base salaries at October 1, 1998 and 2001 and 100% of each of the base salaries at October 1, 1999 and 2000) and the number of years of service while a member of the Retirement Plan prior to October 1, 2001, all subject to certain limitations. Finally, a cash balance account benefit is also available upon retirement under the Retirement Plan, and provides for a credit to those participants in the Retirement Plan on January 1, 1987 of 10% of their base salary on that date, a credit to those participants in the Retirement Plan on September 30, 1991 of 5% of their base salary as of that date, a credit to those participants in the Retirement Plan on September 30,

1997 of 5% of their base salary as of that date and a further credit to those participants in the Retirement Plan on September 30, 1999 of 5% of their base salary as of that date with, in all four cases, annual interest earned thereon. In 2002, the Corporation made a $32 million contribution to the Retirement Plan to maintain its fully-funded status for federal income tax purposes.

     While the amount of the contribution payment or accrual with respect to a specified person is not and cannot readily be separately or individually calculated by the actuaries for the Retirement Plan, estimated annual benefits under the Retirement Plan upon retirement at age 65 for the named executive officers, assuming continuation of current annual salary levels and giving effect to applicable benefit limitations in the Code, are as follows: Mr. Ganci
-  $154,029;  Mr. Lant -  $158,047;  Mr.  Meyer -  $160,000;  Mr.  DeVirgilio  -
$160,000; Mr. Upright - $135,269; and Mr. Page - $21,415(1).

CENTRAL HUDSON RETIREMENT BENEFIT RESTORATION PLAN

     The Central Hudson Retirement Benefit Restoration Plan ("RBRP") is an unfunded, uninsured pension benefit plan for a select group of highly compensated employees. The RBRP provides an annual retirement benefit to those participants in the Retirement Plan who hold the following offices with the Corporation and Central Hudson: Chairman of the Board and Chief Executive Officer, President, Vice President (including all levels thereof), Secretary, Chief Financial Officer, Treasurer, Controller, and Assistant Treasurer. This benefit is equal to the difference between (i) that received under the Retirement Plan, giving effect to applicable salary and benefit limitations under the Code and (ii) that which would have been received under the Retirement Plan, without giving effect to the limitations under the Code. Enhanced benefits are payable under certain circumstances following a Change of Control. The named executive officers have a current salary level which, if continued to retirement at age 65, would provide a benefit under the RBRP. The estimated annual benefits under the RBRP upon retirement at age 65 for those individuals, assuming the continuation of current annual salary levels, are as follows: Mr. Ganci - $130,525; Mr. Lant - $42,469; Mr. Meyer - $51,241; Mr. DeVirgilio - $6,452; Mr.
Upright - $0; and Mr. Page - $82,682 (1).

SUPPLEMENTARY RETIREMENT PLAN

     The Corporation's Supplementary Retirement Plan ("SRP") covers a select group of highly compensated employees as an incentive for them to remain with the Corporation or its subsidiary companies. Under the SRP, an annual benefit is payable for 10 years, commencing on retirement, to eligible participants (generally those who retire at age 60 or older and with 10 or more years of service) of the following percentage of annual base compensation at retirement:
60 to 63 - 10%; 63 to 65 - 15%; 65 or over - 20%. Enhanced benefits are payable under certain circumstances following a Change of Control. No amounts were paid under the SRP for the named executive officers for the year 2002. Estimated annual benefits under the SRP upon retirement at age 65 for the named individuals, assuming continuation of current annual salary levels, are as follows: Mr. Ganci - $90,000; Mr. Lant - $58,000; Mr. DeVirgilio - $39,700; Mr. Meyer - $54,000; Mr. Upright - $39,000; and Mr. Page - not applicable.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

     The Corporation has an Employment Agreement ("Agreement") with each of the named executive officers. Until a Change of Control occurs, each Agreement is automatically renewed for one year on each July 31, unless a notice not to extend is given.

     If a Change of Control (as defined in the Agreement) occurs during the term of an Agreement, then the Agreement becomes operative for a fixed three year period. Upon a Change of Control, each Agreement provides generally that such officers' terms and conditions of employment then in effect (including position, location, base salary, bonus and benefits) will not be adversely changed during the three year period after a Change of Control. If such officer's employment is terminated (i) by the Corporation or a subsidiary for reasons other than death, cause or disability (as those terms are defined in each Agreement), (ii) by such officer for good reason (as that term is defined in each

---------------

(1)  Based on actual numbers post-retirement.

Agreement), (iii) by such officer regardless of reason (during the 30-day period beginning on the first anniversary of the Change of Control), (iv) upon certain terminations prior to a Change of Control, or (v) in connection with or in anticipation of a Change of Control, such officer, in addition to all amounts accrued to the date of termination, will receive a lump-sum payment equal to the sum of (a) the officer's base salary through the date of termination to the extent not previously paid, (b) a proportionate bonus based on the higher of the officer's most recent annual bonus and the officer's annual bonus for the last fiscal year ("Highest Annual Bonus"), (c) accrued vacation, (d) outplacement services, and (e) three times the sum of the officer's base salary and the officer's Highest Annual Bonus. In addition, such officer would be entitled to continued employee welfare benefits and to a credit for pension purposes for the three years from the date of the termination.

     In the event any payments made to any such officers as a result of a Change of Control, whether under an Agreement or otherwise, would subject such officer to the excise tax on certain "excess parachute payments" payable under Code
Section 4999, or interest or penalties with respect to this tax, the officer generally will be entitled to be made whole for the payment of any taxes, interest or penalties. Each such officer, while covered by an Agreement, is not entitled to participate in the Corporation's Change of Control Severance Policy. In the event of a Change of Control, the Agreements will supersede any individual employment and/or severance agreements entered into by the Corporation with such officers, except in certain instances.

     In connection with his retirement from the Corporation and its affiliates, Mr. Page received a payment of $230,000 in 2002 and will receive payments in 2003 of $200,000 and $100,000.

                          REPORT OF THE AUDIT COMMITTEE

     The members of the Audit Committee are Heinz K. Fridrich (Chairman), Edward
F. X. Gallagher, Steven M. Fetter, and E. Michel Kruse. The Audit Committee had five meetings during 2002. The Audit Committee (i) examines the adequacy of the Corporation's and its subsidiary companies' internal audit activities, (ii) reviews the scope of the audit by the Corporation's independent accountants, PricewaterhouseCoopers LLP, and related matters pertaining to the examination of the financial statements, (iii) reviews the nature and extent of any non-audit services and pre-approves any such services provided by the Corporation's independent accountants, (iv) consults at least three times a year with the independent accountants regarding financial issues, (v) makes recommendations to the Board of Directors on the foregoing matters as well as on the appointment of the Corporation's independent accountants, (vi) meets regularly with the Corporation's Internal Auditing Manager and Controller, and (vii) reviews quarterly and annual financial statements filed with the SEC.

     For 2002, the Audit Committee has:

     1.   reviewed  and  discussed  the  audited   financial   statements   with
          management;

     2. discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Codification of Statements on Auditing Standards), as may be modified or supplemented;

     3. received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as may be modified or supplemented, and has discussed with and affirmed the independence of PricewaterhouseCoopers LLP from the management of the Corporation and its subsidiary companies; and

     4. received the reports of the Chief Executive Officer and the Chief Financial Officer relating to their evaluation of the Corporation's internal controls.

     Based on the review and discussions referred to above and additional matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Corporation's Board of Directors that the audited financial statements be included in the Corporation's Annual Report on Form 10-K for the last fiscal year for filing with the SEC.

     The Audit Committee has also determined that all Directors serving on the Audit Committee during 2002 are "independent" for purposes of the current New York Stock Exchange listing standards and that none of the Audit Committee members have a relationship with the Corporation or its subsidiary companies which would interfere with that Audit Committee member's independence from the management of the Corporation and its subsidiary companies. The Audit Committee has also considered whether the provision of services for which fees were paid under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees" is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

     In April 2000, the appointment of the firm of PricewaterhouseCoopers LLP to examine the Corporation's financial statements for the five year period beginning in 2000 was ratified by the shareholders of the Corporation.
Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting. They will be given the opportunity to make a statement if desired and will be available to respond to appropriate questions from shareholders.

     Information  on  fees  billed  by  PricewaterhouseCoopers   LLP  and  other
independent firms (which audited certain of the Corporation's subsidiaries) during 2002 is provided below:

PRICEWATERHOUSECOOPERS, LLP
Audit Fees ..........................................................   $270,000
Financial Information Systems Design and Implementation Fees ........          0
All Other Fees ......................................................     88,610
                                                                        --------
  SUBTOTAL ..........................................................   $358,610

OTHER AUDITING FIRMS
Audit Fees ..........................................................   $ 25,350
All Other Fees ......................................................        685
                                                                        --------
  SUBTOTAL ..........................................................   $ 26,035
TOTAL AUDIT 2002 FEES FOR CORPORATION AND ITS SUBSIDIARY COMPANIES ..   $384,645
                                                                        ========

                                                     Heinz K. Fridrich, Chairman
                                                     Edward F. X. Gallagher
                                                     Steven M. Fetter
                                                     E. Michel Kruse

PERFORMANCE GRAPH

     The line graph set forth below provides a comparison of the Corporation's cumulative total shareholder return on its Common Stock with the Standard & Poor's 500 Index and as a corporation-determined peer comparison, and with the EEI Combination Gas and Electric Investor-Owned Utilities Index ("EEI Index"). Shareholder return is the sum of the dividends paid and the change in the market price of stock.

                     COMPARISON OF 5 YEAR CUMULATIVE TOTAL
                      RETURN* AMONG CH ENERGY GROUP, INC.,
                      THE S&P 500 INDEX, AND THE EEI INDEX

                                 [CHART OMITTED]

                                                 YEAR ENDING DECEMBER 31,
--------------------------------------------------------------------------------
                                                1998   1999   2000   2001   2002
--------------------------------------------------------------------------------
CH Energy Group, Inc.**                         $107   $ 83   $121   $123   $138
S&P 500 Index                                   $129   $156   $141   $125   $ 97
EEI Index                                       $114   $ 93   $137   $125   $107
--------------------------------------------------------------------------------

---------------
* Assumes $100 invested on January 1, 1998 in the Corporation's Common Stock, the S&P 500 Index and the EEI Index.

** Central Hudson Common Stock was exchanged on a one-for-one basis with this Corporation's Common Stock on December 15, 1999.

                                  OTHER MATTERS

     The Board of Directors does not know of any matters to be brought before the meeting other than those referred to in the notice hereof. If any other matters properly come before the meeting, it is the intention of the persons named in the form of proxy to vote the proxy in accordance with their judgment on such matters.

                                             By Order of the Board of Directors,


                                             CORPORATE SECRETARY

March 3, 2003

                      [This Page Intentionally Left Blank]

                         ROUTE TO CH ENERGY GROUP, INC.

                         FROM NEW YORK CITY AREA:
                         o  Taconic State parkway North to
                               Interstate 84 (I-84)
                         o  I-84 West to Exit 13 (Route 9)
                         o  Turn right off ramp onto Route 9 North
                         o  Route 9 approximately 12 miles to the
                               Academy Street / South Avenue Exit
                         o  Bear left at end of ramp and go
                               under overpass
                         o  Turn right into CH Energy Group, Inc.
                               entrance

                         FROM CONNECTICUT:
                         o  I-84 West to Exit 13 (Route 9)
                         o  Continue as above
[MAP OMITTED]
                         FROM PENNSYLVANIA:

                         o  I-84 East to Exit 13 (Route 9)
                         o  Turn left off ramp onto Route 9 North
                         o  Continue as above

                         FROM NEW JERSEY AND UPSTATE NEW YORK:

                         o  New York State Thruway (I-87) to Exit 18 (New Paltz)
                         o  Turn right onto Route 299
                         o  Route 299 approximately 5 miles, turn
                               right onto Route 9W South
                         o  Route 9W approximately 2 miles, bear
                               right for FDR/Mid-Hudson Bridge
                         o  After crossing bridge take first right
                               (Route 9 South)
                         o  Bear right off exit ramp into CH Energy
                               Group, Inc. entrance